UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) October 15, 2004

Dominion Resources, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Virginia (State or other jurisdiction of incorporation)	1-8489 (Commission File Number)	54-1229715 (IRS Employer Identification No.)

120 Tredegar Street Richmond, Virginia (Address of Principal Executive Offices)	23219 (Zip Code)

Registrant's Telephone Number, Including Area Code (804) 819-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1-Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On October 15, 2004, Dominion Resources, Inc. (Dominion) entered into a supplemental retirement agreement with Duane C. Radtke, Executive Vice President of Dominion. Under the terms and conditions of the agreement, Mr. Radtke is eligible for a lifetime retirement benefit under Dominion's Executive Supplemental Retirement Plan if he remains employed as an officer of Dominion until age 62. Benefits under the plan are provided either as a lump sum cash payment at retirement or as a monthly annuity.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.
Exhibits
10	Supplemental Retirement Agreement, dated October 15, 2004 between Dominion and Duane C. Radtke.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINION RESOURCES, INC. Registrant

/s/ Patricia A. Wilkerson Patricia A. Wilkerson Vice President and Corporate Secretary

Date: October 19, 2004